UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Teradata Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

TERADATA CORPORATION	Annual Meeting to be held on April 28, 2009
** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials	Proxy Materials Available • Notice and Proxy Statement • Annual Report

You are receiving this communication because you hold shares in Teradata Corporation, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before April 14, 2009.

TERADATA CORPORATION 2835 MIAMI VILLAGE DRIVE MIAMISBURG, OH 45342	HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET	- www.proxyvote.com
	2) BY TELEPHONE	- 1-800-579-1639
	3) BY E-MAIL*	- sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send an e-mail message with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date: Meeting Time: For holders as of:	April 28, 2009 8:00 AM Eastern Time February 27, 2009

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Meeting Location:
Hilton Garden Inn (Atlanta North/Johns Creek) 11695 Medlock Bridge Road Duluth, Georgia 30097

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

TERADATA’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4.

1.	Election of Directors Class II Nominees:

1a. Peter L. Fiore

1b. Michael F. Koehler

1c. James M. Ringler

2.	Approval of the appointment of independent auditors for 2009

3.	Approval of the Teradata Corporation 2007 Stock Incentive Plan

4.	Approval of the Teradata Corporation Management Incentive Plan

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Source: Telephone proxy voting script (1-800-690-6903)

Dates: March 19, 2009 – April 27, 2009

Thank you for calling the automated proxy voting service. You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions. Press one if you are calling from a touch-tone phone and have your proxy form in front of you.

Let’s begin. Please enter the 12-digit control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.

[enter control number]

If you would like to vote as the Board recommends, press one. To vote on directors and proposals individually, press two.

[if press one]

Let me confirm; you have elected to vote as the Board recommends. If these elections are correct, press one; to vote again, press two; to hear your vote again, press three.

[if press two]

Proposal voting. There are six to vote on. After you cast all your votes, you will have a chance to review them.

We are ready to accept your vote for proposal 1A. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1B. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 1C. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 02. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 03. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

We are ready to accept your vote for proposal 04. If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.

You have completed proposal voting. Let me confirm.

You have voted [For/Against/Abstain] Proposal 1A.

You have voted [For/Against/Abstain] Proposal 1B.

You have voted [For/Against/Abstain] Proposal 1C.

You have voted [For/Against/Abstain] Proposal 02.

You have voted [For/Against/Abstain] Proposal 03.

You have voted [For/Against/Abstain] Proposal 04.

If these elections are correct, press one. To vote again, press two. To hear your vote again, press three.

One moment while I confirm your ballot. If this concludes your business, press one. If you would like to vote for another election, press two.

All of your votes have been recorded by the automated proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling; this concludes your transaction.

Source: Internet Voting Website and Notice and Access Website (www.proxyvote.com)

Dates: March 19, 2009 – April 27, 2009

•	Submit your proxy voting instructions

•	View electronic versions of proxy voting materials

•	Sign up to receive future shareholder materials via email

•	Request proxy voting materials if you received a Notice of Internet Availability

It is easy to get started

Simply enter your 12 or 14 digit control number in the box below. This control number can be found in several places depending on the type of notification you received.

•	Vote Instruction Form and Proxy Card recipients can find the control number next to the label Control No. or in the box next to the arrow.

•	Email Notification recipients can find the control number next to the label Control Number.

•	Notice of Internet Availability of meeting materials. Your control number is located in the box indicated by the arrow.

Enter your control number:

[                            ]

[Submit]

TERADATA CORPORATION	Control# [ ]

•	View our shareholder material by choosing the option below

•	Request material be sent to you by email or hardcopy at no charge by choosing the option below

•	Vote by choosing the option below or vote by phone at 1-800-690-6903

Links to 2009 Shareholder Material(s)

[Proxy Statement]

[Annual Report]

Request Copy of Shareholder Material(s)	Vote Your Shares
[Click Here]	[Click Here]

[Learn more about Notice and Access]

[Download Adobe Acrobat]

You may need Adobe Acrobat to view the documents listed above.

TERADATA CORPORATION	Control# [ ]

2009 Annual Meeting of Shareholders	Meeting Material(s)

Tuesday, April 28, 2009	• [Proxy Statement]

For holders as of: 02/27/2009	• [Annual Report]

Cusip: 88076W-103

As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut-off time stated in the proxy materials. Scroll down for proxy instructions and voting.

To vote via telephone call 1-800-690-6903.

PROXY BALLOT:

TERADATA CORPORATION

2009 Annual Meeting of Shareholders

To be held on 04/28/2009 for holders of record as of 02/27/2009

TERADATA CORPORATION

Proxy/Voting Instruction Card

THIS PROXY IS SOLICITED ON BEHALF OF TERADATA’S BOARD OF

DIRECTORS

FOR TERADATA’S 2009 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Teradata Corporation, a Delaware corporation (“Teradata” or the “Company”), hereby appoints Michael Koehler, Stephen Scheppmann and Laura Nyquist, and each of them, proxies, with full power of substitution, to vote all shares of common stock of Teradata that the undersigned is entitled to vote at Teradata’s Annual Meeting of Stockholders to be held in Duluth, Georgia, on April 28, 2009, and at any postponement or adjournment thereof, in the manner indicated on the reverse side and in such proxyholders’ sole discretion upon any matter that may properly come before the meeting, or any postponement or adjournment thereof, including to vote for the election of a substitute nominee for director as such proxyholders may select in the event any nominee named on this proxy card is unable to serve. This proxy card also provides voting instructions to the trustee of the Teradata Corporation Savings Plan and to the trustees and administrators of other plans, with regard to shares of Teradata common stock the undersigned may hold under such plans for which the undersigned is entitled to vote at said meeting to the extent permitted by such plans and their trustees and administrators. By executing this proxy card, the undersigned acknowledges receipt from the Company of the notice of the 2009 Annual Meeting of Stockholders and accompanying proxy statement and hereby revokes any previously granted proxy that relates to the aforementioned Annual Meeting.

The proxyholders or the trustees and administrators of the plans, as the case may be, will vote the shares in accordance with the directions on this proxy card. If you do not indicate your choices on this proxy card, the proxyholders will vote the shares in accordance with the directors’ recommendations. If you are a Teradata Savings Plan participant entitled to vote at the 2009 Annual Meeting of Stockholders and do not indicate your choices on this proxy card, those shares will be voted by the trustees of such plans.

Recommendations of the Board of Directors:

Choose this option if you would like to vote your shares with the recommendations of the Board of Directors. See below or refer to the proxy statement for details on the recommendations.

[Vote with the Board’s Recommendations]

	Proposal(s)	Recommendations of the Board of Directors	Vote Options
1A	ELECTION OF DIRECTOR: PETER L. FIORE	For	☐ For ☐ Against ☐ Abstain

1B	ELECTION OF DIRECTOR: MICHAEL F. KOEHLER	For	☐ For ☐ Against ☐ Abstain

1C	ELECTION OF DIRECTOR: JAMES M. RINGLER	For	☐ For ☐ Against ☐ Abstain

02	APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS FOR 2009	For	☐ For ☐ Against ☐ Abstain

03	APPROVAL OF THE TERADATA CORPORATION 2007 STOCK INCENTIVE PLAN	For	☐ For ☐ Against ☐ Abstain

04	APPROVAL OF THE TERADATA CORPORATION MANAGEMENT INCENTIVE PLAN	For	☐ For ☐ Against ☐ Abstain

[Submit]    [Reset]

TERADATA CORPORATION	Control# [ ]

PROXY FINAL SUBMISSION

•	Please check all of the information below for accuracy.

•	If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.

•	If your vote(s) are reflected correctly, click on the Final Submission button below.

2009 Annual Meeting of Shareholders

Tuesday, April 28, 2009

For holders as of: 02/27/2009

Cusip: 88076W-103

PROXY BALLOT

You have voted as follows:

	Proposal(s)	Recommendations of the Board of Directors	Your Vote
1A	ELECTION OF DIRECTOR: PETER L. FIORE	For	[For/Against/Abstain]

1B	ELECTION OF DIRECTOR: MICHAEL F. KOEHLER	For	[For/Against/Abstain]

1C	ELECTION OF DIRECTOR: JAMES M. RINGLER	For	[For/Against/Abstain]

02	APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS FOR 2009	For	[For/Against/Abstain]

03	APPROVAL OF THE TERADATA CORPORATION 2007 STOCK INCENTIVE PLAN	For	[For/Against/Abstain]

04	APPROVAL OF THE TERADATA CORPORATION MANAGEMENT INCENTIVE PLAN	For	[For/Against/Abstain]

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

[                            ]

[Final Submission] [Back]

TERADATA CORPORATION	Control# [ ]

2009 Annual Meeting of Shareholders

Tuesday, April 28, 2009

For holders as of: 02/27/2009

Cusip: 88076W-103

THANK YOU FOR VOTING!

If you sign up for e-mail notification of voting instructions and shareholder communications today, you will receive the benefits of:

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To receive future shareholder communications electronically, we require your permission. Participation is completely your choice.

In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. We hope you will give this option your serious consideration.

[Enroll in Electronic Delivery] [Enter Your Next Control Number] [Back to Shareholder Portal]

Below is a record of your voting instructions:

	Proposal(s)	Recommendations of the Board of Directors	Your Vote
1A	ELECTION OF DIRECTOR: PETER L. FIORE	For	[For/Against/Abstain]

1B	ELECTION OF DIRECTOR: MICHAEL F. KOEHLER	For	[For/Against/Abstain]

1C	ELECTION OF DIRECTOR: JAMES M. RINGLER	For	[For/Against/Abstain]

02	APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS FOR 2009	For	[For/Against/Abstain]

03	APPROVAL OF THE TERADATA CORPORATION 2007 STOCK INCENTIVE PLAN	For	[For/Against/Abstain]

04	APPROVAL OF THE TERADATA CORPORATION MANAGEMENT INCENTIVE PLAN	For	[For/Against/Abstain]